Exhibit 1

                             JOINT FILING AGREEMENT

         The undersigned hereby consent to the joint filing by any of them of a Statement on Schedule 13D and any amendments thereto, whether heretofore or hereafter filed, relating to the securities of Concorde Career Colleges Inc., and hereby affirm that this Schedule 13D/A is being filed on behalf of each of the undersigned.

Date:  April 14, 2003

                              WYNNEFIELD PARTNERS SMALL CAP VALUE, LP

                              By: Wynnefield Capital Management, LLC,
                              its general partner


                              /s/ Nelson Obus
                              --------------------------------------------------
                              Name:  Nelson Obus
                              Title: Managing Member

                              WYNNEFIELD PARTNERS SMALL CAP VALUE, LP I

                              By: Wynnefield Capital Management,LLC,
                              its general partner


                              /s/ Nelson Obus
                              --------------------------------------------------
                              Name:  Nelson Obus
                              Title: Managing Member

                              WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                              By: Wynnefield Capital, Inc.,
                              its general partner


                              /s/ Nelson Obus
                              --------------------------------------------------
                              Name:  Nelson Obus
                              Title: President

                              CHANNELL PARTERS II, LTD.


                              /s/ Nelson Obus
                              --------------------------------------------------
                              Name: Nelson Obus
                              Title: President


                              /s/ Nelson Obus
                              --------------------------------------------------
                              Nelson Obus